Exhibit 24

POWER OF ATTORNEY

The undersigned, in his capacity as a director of Spartan Stores, Inc., appoints DENNIS EIDSON and DAVID M. STAPLES, or either of them, with full power of substitution, his attorney and agent to execute in his name, in his capacity as a director of Spartan Stores, Inc., one or more Registration Statements on Form S-8 to register the offering and sale of shares of Spartan Stores, Inc. common stock, no par value, and plan interests pursuant to certain equity compensation plans of Spartan Stores, Inc. and its subsidiaries, including the Nash-Finch 2009 Incentive Award Plan, the Nash-Finch 2000 Stock Incentive Plan, the Nash-Finch Amended and Restated Director Deferred Compensation Plan, the Nash-Finch 1997 Non-Employee Director Stock Compensation Plan, the Nash-Finch Amended and Restated Deferred Compensation Plan, any Nash-Finch employee stock purchase plan or director stock purchase plan, and any successor or replacement plans for any or all of the foregoing plans, and any and all pre-effective or post-effective amendments and supplements to any such Registration Statements, and to file it or them with the Securities and Exchange Commission.

Date: July 30, 2013	/s/ Craig C. Sturken
Craig C. Sturken

POWER OF ATTORNEY

The undersigned, in her capacity as a director of Spartan Stores, Inc., appoints DENNIS EIDSON and DAVID M. STAPLES, or either of them, with full power of substitution, her attorney and agent to execute in her name, in her capacity as a director of Spartan Stores, Inc., one or more Registration Statements on Form S-8 to register the offering and sale of shares of Spartan Stores, Inc. common stock, no par value, and plan interests pursuant to certain equity compensation plans of Spartan Stores, Inc. and its subsidiaries, including the Nash-Finch 2009 Incentive Award Plan, the Nash-Finch 2000 Stock Incentive Plan, the Nash-Finch Amended and Restated Director Deferred Compensation Plan, the Nash-Finch 1997 Non-Employee Director Stock Compensation Plan, the Nash-Finch Amended and Restated Deferred Compensation Plan, any Nash-Finch employee stock purchase plan or director stock purchase plan, and any successor or replacement plans for any or all of the foregoing plans, and any and all pre-effective or post-effective amendments and supplements to any such Registration Statements, and to file it or them with the Securities and Exchange Commission.

Date: July 30, 2013	/s/ M. Shân Atkins
M. Shân Atkins

POWER OF ATTORNEY

The undersigned, in his capacity as a director of Spartan Stores, Inc., appoints DENNIS EIDSON and DAVID M. STAPLES, or either of them, with full power of substitution, his attorney and agent to execute in his name, in his capacity as a director of Spartan Stores, Inc., one or more Registration Statements on Form S-8 to register the offering and sale of shares of Spartan Stores, Inc. common stock, no par value, and plan interests pursuant to certain equity compensation plans of Spartan Stores, Inc. and its subsidiaries, including the Nash-Finch 2009 Incentive Award Plan, the Nash-Finch 2000 Stock Incentive Plan, the Nash-Finch Amended and Restated Director Deferred Compensation Plan, the Nash-Finch 1997 Non-Employee Director Stock Compensation Plan, the Nash-Finch Amended and Restated Deferred Compensation Plan, any Nash-Finch employee stock purchase plan or director stock purchase plan, and any successor or replacement plans for any or all of the foregoing plans, and any and all pre-effective or post-effective amendments and supplements to any such Registration Statements, and to file it or them with the Securities and Exchange Commission.

Date: July 30, 2013	/s/ Frank M. Gambino
Frank M. Gambino

POWER OF ATTORNEY

The undersigned, in her capacity as a director of Spartan Stores, Inc., appoints DENNIS EIDSON and DAVID M. STAPLES, or either of them, with full power of substitution, her attorney and agent to execute in her name, in her capacity as a director of Spartan Stores, Inc., one or more Registration Statements on Form S-8 to register the offering and sale of shares of Spartan Stores, Inc. common stock, no par value, and plan interests pursuant to certain equity compensation plans of Spartan Stores, Inc. and its subsidiaries, including the Nash-Finch 2009 Incentive Award Plan, the Nash-Finch 2000 Stock Incentive Plan, the Nash-Finch Amended and Restated Director Deferred Compensation Plan, the Nash-Finch 1997 Non-Employee Director Stock Compensation Plan, the Nash-Finch Amended and Restated Deferred Compensation Plan, any Nash-Finch employee stock purchase plan or director stock purchase plan, and any successor or replacement plans for any or all of the foregoing plans, and any and all pre-effective or post-effective amendments and supplements to any such Registration Statements, and to file it or them with the Securities and Exchange Commission.

Date: July 30, 2013	/s/ Yvonne R. Jackson
Yvonne R. Jackson

POWER OF ATTORNEY

The undersigned, in her capacity as a director of Spartan Stores, Inc., appoints DENNIS EIDSON and DAVID M. STAPLES, or either of them, with full power of substitution, her attorney and agent to execute in her name, in her capacity as a director of Spartan Stores, Inc., one or more Registration Statements on Form S-8 to register the offering and sale of shares of Spartan Stores, Inc. common stock, no par value, and plan interests pursuant to certain equity compensation plans of Spartan Stores, Inc. and its subsidiaries, including the Nash-Finch 2009 Incentive Award Plan, the Nash-Finch 2000 Stock Incentive Plan, the Nash-Finch Amended and Restated Director Deferred Compensation Plan, the Nash-Finch 1997 Non-Employee Director Stock Compensation Plan, the Nash-Finch Amended and Restated Deferred Compensation Plan, any Nash-Finch employee stock purchase plan or director stock purchase plan, and any successor or replacement plans for any or all of the foregoing plans, and any and all pre-effective or post-effective amendments and supplements to any such Registration Statements, and to file it or them with the Securities and Exchange Commission.

Date: July 30, 2013	/s/ Elizabeth A. Nickels
Elizabeth A. Nickels

POWER OF ATTORNEY

The undersigned, in his capacity as a director of Spartan Stores, Inc., appoints DENNIS EIDSON and DAVID M. STAPLES, or either of them, with full power of substitution, his attorney and agent to execute in his name, in his capacity as a director of Spartan Stores, Inc., one or more Registration Statements on Form S-8 to register the offering and sale of shares of Spartan Stores, Inc. common stock, no par value, and plan interests pursuant to certain equity compensation plans of Spartan Stores, Inc. and its subsidiaries, including the Nash-Finch 2009 Incentive Award Plan, the Nash-Finch 2000 Stock Incentive Plan, the Nash-Finch Amended and Restated Director Deferred Compensation Plan, the Nash-Finch 1997 Non-Employee Director Stock Compensation Plan, the Nash-Finch Amended and Restated Deferred Compensation Plan, any Nash-Finch employee stock purchase plan or director stock purchase plan, and any successor or replacement plans for any or all of the foregoing plans, and any and all pre-effective or post-effective amendments and supplements to any such Registration Statements, and to file it or them with the Securities and Exchange Commission.

Date: July 30, 2013	/s/ Timothy J. O’Donovan
Timothy J. O’Donovan